Exhibit 10.19 (iv)
AMENDMENT NUMBER FOUR TO
THE NORTHERN TRUST COMPANY
DEATH BENEFIT PLAN
WHEREAS, The Northern Trust Company (the "Company") has adopted The Northern Trust Company Death Benefit Plan (the "Plan");
WHEREAS, the Company has previously amended the Plan; and
WHEREAS, the Company wishes to further amend the Plan;
NOW THEREFORE, by virtue and in exercise of the amending power reserved to the undersigned officer under Section 6.1 of the Plan, the Plan is hereby amended in the following respects, effective as of May 4, 2022:
1.Section 2.10 is hereby amended by replacing it in its entirety with the following:
“2.10    Eligible Employee. Eligible Employee means an Employee who:
a. as of May 14, 2019, is a United States citizen, a Senior Vice President or above, residing and working in the U.S. and who was identified in April and/or May of 2019 by the Company, in the Company’s sole discretion, as eligible to participate in the Plan; or
b. as of February 19, 2022 is a United States citizen, a Senior Vice President or above, residing and working in the U.S. and who was identified in April of 2022 by the Company, in the Company’s sole discretion, as eligible to participate in the Plan.”
2.    Section 2.13 is hereby amended by replacing it in its entirety with the following:
“2.13    Participant. Participant means an Eligible Employee who satisfies the conditions of Section 3.1(a) or 3.1(b), as applicable, and who has not ceased to be a Participant pursuant to Section 3.2.”
3.    Section 3.1 is hereby amended by replacing it in its entirety with the following:
“3.1.    Eligibility and Participation. An Eligible Employee who is described in Section 3.1(a) or 3.1(b) shall become a Participant in the Plan on the date that the Eligible Employee satisfies each of the conditions of Section 3.1(a) or 3.1(b), as applicable:
a.    an Eligible Employee, described in Section 2.10(a), who (i) on or before May 14, 2019 consented in writing to being insured under a Company-owned life insurance policy or policies (of which the Company is the beneficiary) on such form and in accordance with such procedures as prescribed by the Company, or (ii) was on a Company-approved medical, parental or other leave of absence on May 14, 2019, and is identified by the Company, in the Company’s sole discretion, as eligible to participate in the Plan and notified in writing of his or her eligibility no later than July 23, 2019; or
b.    an Eligible Employee, described in Section 2.10(b), who on or before May 17, 2022 consented, in writing or electronically as determined by the Company, to being insured under a Company-owned life insurance policy or policies (of which the Company is the beneficiary) on such form and in accordance with such procedures as prescribed by the Company.”

NTAC:3NS-20

IN WITNESS WHEREOF, the undersigned has executed this amendment on behalf of the Company on this 22nd day of June, 2022, effective as of the date indicated above.

THE NORTHERN TRUST COMPANY

By:	/s/ Michael G. O'Grady
Name:	Michael G. O'Grady
Title:	Chief Executive Officer
(Principal Executive Officer)

NTAC:3NS-20